UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2026

Date of report (Date of earliest event reported):

INVECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-25553	41-4348617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1603 Capitol Ave

Suite 413 PMB 1777

Cheyenne, WY 82001

(Address of Principal Executive Offices) (Zip Code)

(302) 553-5205

Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2026, the Board of Directors and the sole shareholder of the Series A Preferred Stock of the Company (the “Series A Preferred”) authorized and approved an amended and restated Certificate of Designation of the Series A Preferred Stock of the Company (the “Series A Preferred Amendment”). That same day the Company filed the Series A Preferred Amendment with the Nevada Secretary of State, a stamped copy of which is attached to this report as Exhibit 3.1.

Item 8.01 Other Events.

Effective Marh 27, 2026, the Company entered into a Finder Agreement (the “Agreement”) with Craft Capital Management LLC (“Craft”), a broker-dealer regulated by FINRA and the SEC.. Pursuant to the terms of the Agreement, Craft may provide services in relation to certain or all of the following Transactions (each a “Transaction”): (i) financing Transactions, involving equity, debt or any combination thereof (collectively referred to as a “Financing Transaction”); (ii) non-financing Transactions, involving, without limitation, licensing agreement(s), joint venture(s), merger(s) and acquisition(s) (collectively referred to as a “Non-Financing Transaction”); and (iii) a Financing Transaction to complete a Non-Financing Transaction (a “Structured Transaction”). There is no obligation to consummate any Transaction, and the Company can choose to accept or reject any Transaction in its sole and absolute discretion. Craft shall be entitled to a success fee of ten percent (10%) of the gross proceeds received from a financing of equity securities. The term of the Agreement shall be for one year, unless extended or earlier terminated.

The foregoing information is a summary of the Agreement, is not complete, and is qualified in its entirety by reference to the full text of the Agreement, which is attached as exhibit 99.1 to this Current Report on Form 8-K. Readers should review the Agreement for a complete understanding of the terms and conditions of the transaction described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of the Series A Preferred Stock of Invech Holdings, Inc. dated March 30, 2026.
99.1	Finder Agreement between the Company and Craft Capital Management LLC effective March 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2026

INVECH HOLDINGS, INC.

By:	/s/ Alexander M. Woods-Leo
Name:	Alexander M. Woods-Leo
Title:	Chief Executive Officer

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